UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2010, Ronald A. (Randy) Majors, age 51, was appointed to serve as the Senior Vice President — Business Development of TransMontaigne GP L.L.C. (the “General Partner”), the general partner of TransMontaigne Partners L.P. (the “Partnership”) and TransMontaigne Inc.  The General Partner is responsible for managing the operations and activities of the Partnership since the Partnership does not have its own officers or employees.

Mr. Majors does not have a family relationship with any director or executive officer of the General Partner, the Partnership or with any of the General Partner’s affiliates, nor are there any arrangements or understandings between him and any other person with respect to his appointment.

On July 12, 2010, Robert T. Fuller, age 41, was appointed to serve as the Vice President - Accounting of the General Partner and TransMontaigne Inc.  Effective January 1, 2011, Mr. Fuller will assume the additional role of Chief Accounting Officer of the General Partner, upon the departure of Deborah A. Davis, as reported by the Partnership on Form 8-K dated June 4, 2010.  In order to assist in the orderly transition of duties to Mr. Fuller, Ms. Davis will continue in her current role as Senior Vice President and Chief Accounting Officer of the General Partner until January 1, 2011.

Mr. Fuller does not have a family relationship with any director or executive officer of the General Partner, the Partnership or with any of the General Partner’s affiliates, nor are there any arrangements or understandings between him and any other person with respect to his appointment.

On July 19, 2010, the Partnership issued a press release announcing the foregoing actions.  A copy of the press release, which contains the biographies of Messrs. Majors and Fuller, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01  Other Events.

On July 16, 2010, TransMontaigne Partners L.P. issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated July 19, 2010.
99.2	TransMontaigne Partners L.P. press release dated July 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: July 19, 2010	By:	/s/ Frederick W. Boutin
Frederick W. Boutin Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated July 19, 2010.
99.2	TransMontaigne Partners L.P. press release dated July 16, 2010.